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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                     Date of Report (Date of earliest event
                          Reported) November 17, 1999


         FINANCIAL ASSET SECURITIES CORP., (as depositor under the Pooling and Servicing Agreement, dated as of November 1, 1998, which forms the trust, which will issue the C-BASS Mortgage Loan Asset-Backed Certificates, Series 1999-CB5).

                       FINANCIAL ASSET SECURITIES CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

    Delaware                           333-84929         06-1442101
    --------                           ---------         ------------
(State or Other Jurisdiction           (Commission       (I.R.S. Employer
     of Incorporation)                 File Number)      Identification No.)





600 Steamboat Road
Greenwich, Connecticut                                      06830
------------------------                                   ----------
(Address of Principal                                      (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (203) 625-2700
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


Item 5.  Other Events.
-----    ------------

Filing of Derived Materials.
---------------------------

         In connection with the offering of the C-BASS Mortgage Loan Asset-Backed Certificates, Series 1999-CB5 (the "Certificates"). Greenwich Capital Markets, Inc., as underwriter of the Certificates (the "GCM"), has prepared certain materials (the "GCM Derived Materials") for distribution to its potential investors. Similarly, First Union Securities, Inc. ("First Union"), as underwriter of the Certificates, has prepared certain materials (the "First Union Derived Materials") for distribution to its potential investors. Although the Registrant provided GCM and First Union with certain information regarding the characteristics of the assets in the related portfolio, it did not participate in the preparation of the GCM Derived Materials nor the First Union Derived Materials. Concurrently with the filing hereof, pursuant to Rule 202 of Regulation 202, the Registrant is filing certain computational materials by paper filing on Form SE.

         For purposes of this Form 8-K, Derived Materials shall mean computer generated tables and/or charts displaying, with respect to the Certificates, any of the following: yield; average life, duration; expected maturity; loss sensitivity; cash flow characteristics; background information regarding the assets; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature, as well as certain matters relating to the collateral for such transaction.

Item 7.  Financial Statements, Pro Forma Financial

                  Information and Exhibits.
                  ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         The following is filed herewith. The exhibit number 99.1 corresponds with Item 601(b) of Regulation S-K.

         Exhibit No.                     Description
         ----------                      -----------
               99.1                      GCM Derived Materials filed on Form
                                         SE dated November 17, 1999.

               99.2 First Union Derived Materials filed on Form SE dated November 17, 1999.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FINANCIAL ASSET SECURITIES CORP.



                                        By:  /s/ John Graham
                                             ----------------------------
                                             Name:    John Graham
                                             Title:   Vice President




Dated:  November 22, 1999

Exhibit Index
-------------

Exhibit                                                               Page
-------                                                               ----

99.1     Derived Materials filed
         on Form SE dated November 17, 1999.

99.2     Derived Materials filed
         on Form SE dated November 17, 1999.

       IN ACCORDANCE WITH RULE 202 OF REGULATION S-T, THESE COMPUTATIONAL
                      MATERIALS ARE BEING FILED IN PAPER.



                                  EXHIBIT 99.1

                             GCM DERIVED MATERIALS

                                      for

                        FINANCIAL ASSET SECURITIES CORP.

        C-BASS Mortgage Loan Asset-Backed Certificates, Series 1999-CB5



                   FILED ON FORM SE, DATED NOVEMBER 17, 1999.

       IN ACCORDANCE WITH RULE 202 OF REGULATION S-T, THESE COMPUTATIONAL
                      MATERIALS ARE BEING FILED IN PAPER.



                                  EXHIBIT 99.2

                         FIRST UNION DERIVED MATERIALS

                                      for

                        FINANCIAL ASSET SECURITIES CORP.

        C-BASS Mortgage Loan Asset-Backed Certificates, Series 1999-CB5



                   FILED ON FORM SE, DATED NOVEMBER 17, 1999.

                                BROWN & WOOD LLP
                             One World Trade Center
                            New York, New York 10048
                           Telephone: (212) 839-5300
                           Facsimile: (212) 839-5599




                                                     November 22, 1999


BY MODEM
--------
Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549


                     Re:   Financial Asset Securities Corp.,
                           C-BASS Mortgage Loan Asset-Backed Certificates Series 1999-CB5
                           ----------------------------------------------

Ladies and Gentlemen:

         On behalf of Financial Asset Securities Corp. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, the Company's Current Report on Form 8-K, for Computational Materials in connection with the above-referenced transaction.

                                             Very truly yours,

                                             /s/ Amy Sunshine

                                             Amy Sunshine


Enclosure